UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

LANTHEUS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36569	35-2318913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Burlington Road South Building
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 671-8001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of November 6, 2025 and in connection with his previously announced retirement, Lantheus Holdings, Inc. (the “Company”) entered into a consulting agreement with Brian Markison, the Company’s Chief Executive Officer (the “Consulting Agreement”), for consulting services that will commence on January 1, 2026, pursuant to which he will serve as an advisor to the Company from January 1, 2026 through March 31, 2026, with the parties having the option to extend the consulting period. Effective as of November 6, 2025, Mr. Markison also entered into a retirement and separation agreement (the “Retirement Agreement”) with the Company. Pursuant to the Retirement Agreement, the Company will continue payment of Mr. Markison’s base salary through December 31, 2025 (the “Retirement Date”) and within 60 days of the Retirement Date will pay him a lump sum amount equal to his earned annual cash bonus in respect of 2025, if any, based on actual Company performance as determined in the ordinary course and consistent with past practice.

Pursuant to the Consulting Agreement, subject to continued compliance with customary restrictive covenants in favor of the Company, Mr. Markinson will receive an advisory fee in an amount equal to $83,333 per month. Pursuant to the Retirement Agreement, his outstanding equity awards will continue to vest through the Retirement Date and, thereafter, will be subject to the retirement features as set forth in each such award, as described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 21, 2025.

The foregoing description of the terms of the Consulting Agreement and the Retirement Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Consulting Agreement and the Retirement Agreement, copies of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Daniel M. Niedzwiecki
Name:	Daniel M. Niedzwiecki
Title:	Chief Administrative Officer and General Counsel

Date: November 12, 2025